                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  October 29, 1999
                                                  ----------------


                         BECTON, DICKINSON AND COMPANY
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           New Jersey                001-4802                   22-0760120
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    (State or other juris-         (Commission             (IRS Employer Iden-
   diction of incorporation)       File Number)            tification Number)


   1 Becton Drive, Franklin Lakes, New Jersey                   07417-1880
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    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code          (201) 847-6800
                                                            --------------

                                      N/A
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        (Former name or former addresses if changed since last report.)


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Item 5.      OTHER EVENTS
             ------------

   In the matter of Calvin vs. Becton, Dickinson and Company, et. al. (Case No.
                    ------     -----------------------------  ------
342-173329-98, Tarrant County District Court), filed in Texas state court on April 9, 1998, the Court has advised the parties by letter received October 27, 1999 that it believes that it is appropriate to address the issues in the case by way of a class action under Texas procedural law. The Court has further indicated that its determination is only the "first hurdle" and that it would be helpful for the parties' counsel to meet with the Court to detail the wording of an order.

   Becton, Dickinson and Company continues to oppose class action certification in this case and will continue vigorously to defend this matter.

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BECTON, DICKINSON AND COMPANY
                                                  (Registrant)



                                           By: /s/ Bridget M. Healy
                                               ----------------------------
                                                   Bridget M. Healy
                                               Vice President and Secretary


Date: October 29, 1999

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